SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 1999

EATON CORPORATION
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(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton Center Cleveland, Ohio	44114

(Address of principal executive offices)	Zip Code

(216) 523-5000
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Registrant’s telephone number, including area code

Item 5. Other Events.

      On November 22, 1999, Eaton Corporation (the “Company”) entered into a terms agreement and accompanying underwriting agreement (together, the “Underwriting Agreement”) with Goldman, Sachs & Co. and Chase Securities Inc. (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to buy from the Company, upon and subject to the terms and conditions set forth in the Underwriting Agreement, $50,000,000 of the Company’s 7.65% Debentures due 2029 (the “Debentures”).

      The Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 333-74355), filed by the Company with the Securities and Exchange Commission (“Commission”) on March 12, 1999, and made effective on May 26, 1999. Information concerning the Debentures and related matters is set forth in the Prospectus dated November 10, 1999, the Prospectus Supplement dated November 10, 1999 and the Supplemental Prospectus Supplement dated November 22, 1999 filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on November 23, 1999.

      Reference is made to the Underwriting Agreement filed as Exhibit 1(a) Hereto.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

1(a)	Form of Underwriting Agreement

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EATON CORPORATION

By /s/ G. L. Gherlein ——————————————— G. L. Gherlein Executive Vice President and General Counsel

DATE: November 23, 1999

Current Report on Form 8-K

Eaton Corporation

EXHIBIT INDEX

Exhibit Description

Exhibit
Number	Description

1(a)	Form of Underwriting Agreement

3